Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Media contact:
September 2, 2021	Eric Wilkens
201-572-9317
eric.wilkens@verizon.com

Verizon announces private exchange offers for 8 series of notes for up to $3.5 billion of new notes

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the commencement of private offers to exchange the 8 outstanding series of notes listed in the table below and maturing from 2024 through 2026 (collectively, the “Old Notes”), in each case, for newly issued notes of Verizon due 2032 (the “New Notes”) (the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 2, 2021 (the “Offering Memorandum”). The Offering Memorandum and the accompanying eligibility letter constitute the “Exchange Offer Documents”. Only holders who have duly completed and returned an eligibility letter certifying that they are either (1) “qualified institutional buyers” (“QIBs”) (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

The Exchange Offers will expire at 5:00 p.m. (Eastern time) on October 1, 2021, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Expiration Date”). To be eligible to receive the applicable Total Exchange Price (as defined below), which includes the applicable Early Participation Payment (as defined below), Eligible Holders must validly tender their Old Notes at or prior to 5:00 p.m. (Eastern time) on September 16, 2021, unless extended or earlier terminated (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Early Participation Date”). Eligible Holders who validly tender their Old Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive the applicable Exchange Price for any such series accepted, which is equal to the Total Exchange Price minus the applicable Early Participation Payment. Verizon will pay both the Total Exchange Price and the Exchange Price by issuing the applicable principal amount of New Notes. All Eligible Holders whose Old Notes are accepted in an Exchange Offer will also receive a cash payment equal to the accrued and unpaid interest on such Old Notes to, but excluding, the relevant settlement date (as described below) (the “Accrued Coupon Payment”) in addition to the Total Exchange Price or Exchange Price, as applicable, payable for such Old Notes. The Accrued Coupon Payment for any Old Notes exchanged for New Notes at the Final Settlement Date (as defined below), if any, will be reduced to offset any interest accrued on such New Notes from the applicable Early Settlement Date (as defined below), as further described in the Offering Memorandum.

Old Notes may be validly withdrawn at any time at or prior to 5:00 p.m. (Eastern time) on September 16, 2021, unless extended or earlier terminated, but not thereafter.

Verizon is offering to accept for exchange validly tendered Old Notes using a “waterfall” methodology under which such Old Notes of different series will be accepted in the order of their respective Acceptance Priority Levels as listed in the table below, subject to a $3.5 billion cap on the maximum aggregate principal amount of New Notes that Verizon will issue in all of the Exchange Offers (the “New Notes Cap”). However, subject to applicable law, Verizon, in its sole discretion, has the option to waive or increase the New Notes Cap at any time.

The Exchange Offers are subject to the terms and conditions described in the Offering Memorandum, including (i) the Acceptance Priority Procedures (as described below), (ii) the New Notes Cap and (iii) only with respect to any validly tendered Old Notes to be settled after the applicable Early Settlement Date, a tax condition, which is satisfied as long as Verizon determines, in its reasonable judgment, that it is highly likely that the New Notes issuable in exchange for such Old Notes will be issued in a “qualified reopening” for U.S. federal income tax purposes, as determined on the applicable Expiration Date (the “Tax Condition”). In addition, the Exchange Offers are subject to a minimum issue requirement, pursuant to which at the Early Participation Date, the aggregate principal amount of New Notes to be issued on the Early Settlement Date must be at least $1.0 billion (the “Minimum Issue Requirement”). Verizon may not waive the Tax Condition or the Minimum Issue Requirement.

Provided that all conditions to the Exchange Offers have been satisfied or waived by Verizon by the applicable Early Participation Date, all Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in such Exchange Offers will be settled on the second business day after the applicable Early Participation Date (the “Early Settlement Date”). The “Final Settlement Date,” if any, is the date on which Verizon will settle all Old Notes validly tendered and accepted for exchange in such Exchange Offers, and not previously settled on the Early Settlement Date. The Final Settlement Date is expected to be the second business day after the applicable Expiration Date, unless extended with respect to any Exchange Offer.

Exchange Offers

On the terms and subject to the conditions set forth in the Offering Memorandum, Verizon is offering to exchange the following outstanding notes for the New Notes in an aggregate principal amount not to exceed the New Notes Cap (subject to any waiver or increase in such New Notes Cap at Verizon’s discretion) as described below:

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Early Participation Payment(1)	Reference U.S. Treasury Security(2)	Bloomberg Reference Page	Fixed Spread (basis points) (2)	Floating Rate Note Total Exchange Price(3)
1	92343VBY9	4.150% notes due 2024	$610,372,000	$50	0.250% due Mar. 15, 2024	FIT5	+25	N/A
2	92343VGF5	0.750% notes due 2024	$1,750,000,000	$50	0.250% due Mar. 15, 2024	FIT5	+10	N/A
3	92343VGD0	Floating Rate notes due 2024	$750,000,000	$50	N/A	N/A	N/A	$1,011.25
4	92343VCR3	3.500% notes due 2024	$1,499,188,000	$50	1.500% due Oct. 31, 2024	FIT5	+25	N/A
5	92343VEN0/ 92343VEB6/U9221AAY4	3.376% notes due 2025	$2,491,207,000	$50	2.000% due Feb. 15, 2025	FIT5	+25	N/A
6	92343VFS8	0.850% notes due 2025*	$2,000,000,000	$50	0.750% due Aug. 31, 2026	FIT1	+5	N/A
7	92343VGG3	1.450% notes due 2026*	$2,750,000,000	$50	0.750% due Aug. 31, 2026	FIT1	+25	N/A
8	92343VDD3	2.625% notes due 2026	$2,250,000,000	$50	0.750% due Aug. 31, 2026	FIT1	+40	N/A

(1)

Payable in principal amount of New Notes, as part of the applicable Total Exchange Price, per each $1,000 principal amount of the specified series of Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange (the “Early Participation Payment”). The total consideration for each $1,000 principal amount of each series of Old Notes validly tendered at or prior to the applicable Early Participation Date is referred to as the “Total Exchange Price” for such series. Eligible Holders who validly tender Old Notes of a series after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will receive the exchange consideration for any such series accepted by us, which is equal to the Total Exchange Price minus the applicable Early Participation Payment (with respect to such series, the “Exchange Price”).

(2)

The Total Exchange Price payable per each $1,000 principal amount of a series of Old Notes validly tendered for exchange other than the Floating Rate Notes (as defined below) (the “Fixed Rate Notes”) will be payable in a specified principal amount of New Notes and will be based on the fixed spread specified in the table above (the “Fixed Spread”) for the applicable series of Fixed Rate Notes, plus the yield of the specified Reference U.S. Treasury Security for that series (as quoted on the applicable Bloomberg Reference Page listed in the table above) as of 9:00 a.m. (Eastern time) on September 17, 2021, unless extended with respect to the applicable Exchange Offer (such date and time with respect to an Exchange Offer, as the same may be extended with respect to such Exchange Offer, the “Price Determination Date”); provided that the Total Exchange Price as determined in accordance with the procedures described herein shall in no case be less than 100% of the principal amount of the applicable Fixed Rate Notes tendered for exchange. The Total Exchange Price does not include the applicable Accrued Coupon Payment, which will be payable in cash in addition to the applicable Total Exchange Price.

(3)

The Total Exchange Price payable per each $1,000 principal amount of floating rate notes due 2024 (the “Floating Rate Notes”) validly tendered for exchange, which is inclusive of the applicable Early Participation Payment, will be payable in a specified principal amount of New Notes. Any Floating Rate Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, and accepted by us, will receive the Exchange Price, which is equal to the Total Exchange Price listed above for the Floating Rate Notes minus the applicable Early Participation Payment.

*

Denotes a series of Notes for which the calculation of the applicable Total Exchange Price may be performed using the present value of such Notes as determined at the applicable Price Determination Date as if the principal amount of such Notes had been due on the Par Call Date (as defined in the Offering Memorandum) or, as described in Annex A to the Offering Memorandum, the scheduled maturity date, in accordance with standard market practice. See “Description of the Exchange Offers—Determination of the Total Exchange Price and Exchange Price” in the Offering Memorandum.

Subject to the satisfaction or waiver of the conditions of the Exchange Offers, the “Acceptance Priority Procedures” will operate as follows:

•

first, if the aggregate Total Exchange Price of all Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders does not exceed the New Notes Cap, then Verizon will accept all such Old Notes. However, if the aggregate Total Exchange Price of all Old Notes validly tendered at or prior to the applicable Early Participation Date by Eligible Holders exceeds the New Notes Cap (subject to any increase or waiver in such New Notes Cap at Verizon’s discretion), then Verizon will (i) accept for exchange all validly tendered Old Notes of each series starting at the highest Acceptance Priority Level (level 1) and moving sequentially to Old Notes of each series having a lower Acceptance Priority Level (the lowest of which is level 8) until the aggregate Total Exchange Price of all validly tendered Old Notes of a series, combined with the aggregate Total Exchange Price of all accepted Old Notes of series with higher Acceptance Priority Levels, is as close as possible to, but does not exceed, the New Notes Cap, (ii) accept on a prorated basis validly tendered Old Notes of the series with the next lower Acceptance Priority Level and (iii) not accept for exchange (x) any such Old Notes of a series with an Acceptance Priority Level below the prorated series or (y) any Old Notes validly tendered after the applicable Early Participation Date; and

•

second, if the New Notes Cap is not exceeded at the applicable Early Participation Date, Verizon will repeat the steps described in the prior bullet using the Exchange Price with respect to Old Notes validly tendered after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, in order to determine the aggregate principal amount of such Old Notes that Verizon will accept for exchange. All Old Notes, regardless of Acceptance Priority Level, that are validly tendered at or prior to the applicable Early Participation Date will have priority over any Old Notes validly tendered after the applicable Early Participation Date.

The New Notes will mature on March 15, 2032 and will bear interest at a rate per annum (the “New Notes Coupon”) that will be equal to the sum of (a) the yield of the 1.250% U.S. Treasury Security due August 15, 2031, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Offering Memorandum, plus (b) 100 basis points, such sum rounded to the third decimal place when expressed as a percentage. Pursuant to the Minimum Issue Requirement, Verizon will not complete the Exchange Offers if the aggregate principal amount of New Notes to be issued on the Early Settlement Date would be less than $1.0 billion.

Promptly after the Price Determination Date, Verizon will issue a press release specifying, among other things, (i) the Exchange Offer Yield (as defined in the Offering Memorandum) and the Total Exchange Price for each series of Fixed Rate Notes, (ii) the New Notes Coupon, (iii) the aggregate principal amount of Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in each Exchange Offer, (iv) the proration factor (if any) to be applied and (v) the aggregate principal amount of New Notes to be issued on the applicable Early Settlement Date.

Registration of the New Notes

If and when issued, the New Notes will not be registered under the Securities Act or any other laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The eligibility letter for the Exchange Offers can be accessed at the following link https://www.gbsc-usa.com/eligibility/verizon.

If Verizon terminates any Exchange Offer with respect to one or more series of Old Notes, it will give prompt notice to the Exchange Agent and all Old Notes tendered pursuant to such terminated Exchange Offer will be returned promptly to the tendering holders thereof. With effect from such termination, any Old Notes blocked in the Depositary Trust Company will be released.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents, as applicable. The deadlines set by any such intermediary and each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents, as applicable.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area, qualified investors within the meaning of the Prospectus Regulation, (B) in the United Kingdom, qualified investors within the meaning of the UK Prospectus Regulation and (C) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to high net worth companies, and other persons to whom financial promotions may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on either the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Regulation” means Regulation (EU) 2017/1129 and the “UK Prospectus Regulation” means Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated, including those discussed under the heading “Risk Factors” contained in the Offering Memorandum and under similar headings in other documents that are incorporated by reference into the Offering Memorandum. Eligible Holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.